UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K/A
(Amendment No. 1)
_____________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2016

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gubelstrasse 24
Park Tower, 15th Floor
6300 Zug, Switzerland
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed in order to amend Exhibit 99.3 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by Allied World Assurance Company Holdings, AG (the “Company”) on February 3, 2016 (the “Original Form 8-K”). A revised investment supplement is being furnished herewith in order to correct certain errors contained in Exhibit 99.3 to the Original Form 8-K, which were discovered after the Original Form 8-K was filed. The foregoing information is incorporated by reference into Item 2.02 below. All other information in the Original Form 8-K remains unchanged.

Item 2.02. Results of Operations and Financial Condition.

On February 3, 2016, the Company issued a press release reporting its fourth quarter and year-end results for 2015 and the availability of its fourth quarter and year-end 2015 financial supplement and its investment supplement as of December 31, 2015. The revised investment supplement is furnished herewith as Exhibit 99.1. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Revised Investment Supplement as of December 31, 2015.

AWAC: 44592.1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: February 19, 2016             By:    /s/ Wesley D. Dupont
Name:     Wesley D. Dupont
Title:     Executive Vice President & General Counsel

AWAC: 44592.1

EXHIBIT INDEX

Exhibit Number	Description
99.1	Revised Investment Supplement as of December 31, 2015.